EXHIBIT 99.1

                                                  UNITED STATES BANKRUPTCY COURT
                                                 NORTHERN DISTRICT OF CALIFORNIA
                                                      SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                                    Case No. 01-32495-TC
Debtors.                                                                                      Reporting Period: 06/01/02 to 06/30/02


                                                       AT HOME CORPORATION
                                              CONSOLIDATED MONTHLY OPERATING REPORT
                                                           ($ IN 000s)
-----------------------------------------------------------------------------------------------------------------------------------

                    FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

====================================================================================================================================
REQUIRED DOCUMENTS                                                          FORM NO.      DOCUMENT ATTACHED    EXPLANATION ATTACHED
====================================================================================================================================
CONSOLIDATED STATEMENT OF OPERATIONS                                        MOR - 1               X
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET                                                  MOR - 2               X
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                    MOR - 3               X
-----------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS (OR COPIES OF DEBTORS' BANK RECONCILIATIONS)           MOR - 4               X
-----------------------------------------------------------------------------------------------------------------------------------
      Copies of Bank Statements w/ Significant Activity                                           X
-----------------------------------------------------------------------------------------------------------------------------------
POST PETITION ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE AGING                MOR - 5               X
-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF CONSOLIDATED POSTPETITION TAXES                                   MOR - 6               X
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS                                      MOR - 7               X
-----------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                        MOR - 8               X
-----------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury, I have reviewed the above summary and the attached financial statements, and after making reasonable inquiry, believe these documents are correct.


/S/ Jacquelyn Crawford                                                                                          7/30/02
----------------------------------------------------------------------------                                    -------------------
Signature of Debtor-Authorized Individual                                                                       Date


Jacquelyn Crawford                                                                             Treasurer
----------------------------------------------------------------------------                   -------------------------------------
Printed Name of Authorized Individual                                                          Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            San Francisco Division

In re:  At Home Corporation, a Delaware corporation, et al.,                           Case No. 01-32495-TC
Debtors.                                                             Reporting Period: 06/01/02 to 06/30/02
                                            AT HOME CORPORATION
                                    CONSOLIDATED STATEMENT OF OPERATIONS
                                                ($ IN 000s)

======================================================================================================
                                                                                    CUMULATIVE FILING
                                                            CURRENT MONTH                 TO DATE
======================================================================================================
REVENUES                                                      $       -                  $ 497,560
                                                              -------------------------------------
                                        TOTAL REVENUES:               -                    497,560
                                                              -------------------------------------

OPERATING EXPENSES
  Network Operations                                                  -                     69,472
  Salaries, Benefits & Taxes                                        148                     58,941
  Outside Services                                                  171                     13,265
  Facilities & Depreciation                                         220                     39,863
  Other(1)                                                          (20)                     5,671
                                                              -------------------------------------
                              TOTAL OPERATING EXPENSES:             519                    187,212
                                                              -------------------------------------
                       EARNINGS (LOSS) FROM OPERATIONS:            (519)                   310,348
                                                              -------------------------------------

OTHER INCOME (EXPENSE), NET                                          (1)                     2,819
                                                              -------------------------------------
               TOTAL OTHER INCOME, NET:                              (1)                     2,819
                                                              -------------------------------------
                        EARNINGS (LOSS) BEFORE CHARGES:            (520)                   313,167
                                                              -------------------------------------

Reorganization Items - Professional and Other Costs               1,326                     17,276
Reorganization Items - Claims Related (3)                          (857)                   (31,985)
Other Charges (2)                                                   285                    413,138
                                                              -------------------------------------
                    TOTAL CHARGES:                                  754                    398,429
                                                              -------------------------------------
                                              NET LOSS:       $  (1,274)                 $ (85,262)
                                                              =====================================

(1) Includes primarily bad debt provisions and general and adminstrative expenses. Negative balances represent lower-than-expected payments on expenses and/or recoveries on bad debt that exceed estimates.
(2) Includes severance, facilities exit costs, charges for capitalized distribution agreements associated with cable partners and write-downs of certain assets.
(3) Includes the difference between claim settlement/distribution amounts and the related amounts recorded in the Debtors' balance sheet as "Liabilities subject to compromise".



FORM MOR-1
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                             Case No. 01-32495-TC
Debtors.                                                               Reporting Period: 06/01/02 to 06/30/02

                                            AT HOME CORPORATION
                                        CONSOLIDATED BALANCE SHEET
                                               ($ IN 000s)
==============================================================================================================
BALANCE SHEET                                                 BOOK VALUE AT END OF CURRENT       BOOK VALUE
                                                                     REPORTING MONTH          ON PETITION DATE
==============================================================================================================
ASSETS:
-------
CURRENT ASSETS:
---------------
     Cash and cash equivalents                                       $     51,362               $    122,142
     Restricted cash                                                          974                     16,903
     Short-term investments                                               401,685                     18,000
     Short-term investments - restricted                                    6,456                          -
                                                                 --------------------------------------------
          Total cash, cash equivalents, and short-term investments        460,477                    157,045
                                                                 --------------------------------------------
     Accounts receivable, net                                                 199                     15,097
     Related party receivables, net                                            21                     63,446
     Other current assets                                                   8,900                     25,369
                                                                 --------------------------------------------
          TOTAL CURRENT ASSETS                                            469,597                    260,957
                                                                 --------------------------------------------
Property, equipment and improvements, net                                       -                    332,531
Investment in affiliated companies                                             36                     13,929
Strategic investments                                                       1,394                      9,358
Distribution agreements, net                                                    -                    117,838
Other assets                                                               24,347                    124,408
                                                                 --------------------------------------------
          TOTAL ASSETS                                               $    495,374               $    859,021
                                                                 ============================================

LIABILITIES AND STOCKHOLDERS' EQUITY:
------------------------------------
     Accounts payable                                                       4,589                          -
     Related party liabilities                                                129                          -
     Accrued compensation and related expenses                              1,542                          -
     Accrued reorganization items                                           8,416                          -
     Deferred revenue                                                           4                          -
     Other accrued liabilities                                              2,593                          -
     Convertible debt                                                           -                     50,000
                                                                 --------------------------------------------
          TOTAL CURRENT LIABILITIES                                        17,273                     50,000

Liabilities subject to compromise                                       1,037,205                  1,270,523
                                                                 --------------------------------------------
          TOTAL LIABILITIES                                             1,054,478                  1,320,523
                                                                 --------------------------------------------

     STOCKHOLDERS' EQUITY:
     --------------------
     Preferred stock                                                            -                    240,868
     Common stock                                                      10,101,150                  9,875,082
     Deferred compensation                                                      -                     (1,459)
     Accumulated other comprehensive income                                  (231)                    (1,232)
     Accumulated earnings/(deficit)                                   (10,660,023)               (10,574,761)
                                                                 --------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY                                     (559,104)                  (461,502)
                                                                 --------------------------------------------
          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $    495,374               $    859,021
                                                                 ============================================


FORM MOR-2
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 06/01/02 to 06/30/02

                                              AT HOME CORPORATION
                           CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                  ($ IN 000s)
----------------------------------------------------------------------------------------------------------------------
                                                                             CURRENT MONTH   CUMULATIVE FILING TO DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                ACTUAL                ACTUAL
----------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH (including Restricted Cash and S/T Investments)      $460,999              $157,045
                                                                               --------              --------

RECEIPTS
--------
OPERATING CASH RECEIPTS:
Collection of A/R                                                              $    338              $193,856
Customer credit card sales                                                            -                 8,756
Other-asset sales and transition                                                    155               405,026
                                                                               ---------             ---------
  TOTAL OPERATING CASH RECEIPTS                                                     493               607,638
                                                                               ---------             ---------

DISBURSEMENTS
-------------
OPERATING CASH DISBURSEMENTS:
Payroll, Payroll Taxes and Bonuses                                                  172                46,688
Employee Benefits                                                                    68                 7,186
Expense Reports                                                                       2                   559
                                                                               ---------             ---------
  Total Payroll & Related                                                           242                54,433

Trade Vendors                                                                       446                23,403
Telecom (POPs, Circuits)                                                              8                22,969
Rent-Occupied Buildings                                                              32                10,837
Leases (Leases, Pmts, IRU CapEx)                                                      -                    40
Capital Expenditures                                                                  -                   320
Insurance                                                                             -                   700
                                                                               ---------             ---------
  TOTAL OPERATING CASH DISBURSEMENTS                                                728               112,702
                                                                               =========             =========

  CASH FLOW DUE TO OPERATIONS                                                      (235)              494,936
                                                                               =========             =========

FINANCING ACTIVITIES - RECEIPTS:
  Portfolio Sales                                                                     -                 6,071
  Interest Income                                                                   581                 5,101
                                                                               ---------             ---------
  TOTAL FINANCING RECEIPTS                                                          581                11,172
                                                                               ---------             ---------

OTHER ACTIVITIES - DISBURSEMENTS:
  Professionals                                                                     805                12,833
  Retention, Severance and Other Restructuring                                       13                27,871
  Taxes                                                                              50                 1,066
  Payment on Pre-petition Debts/Settlements                                           -               160,906
                                                                               ---------             ---------
  TOTAL OTHER DISBURSEMENTS                                                         868               202,676
                                                                               ---------             ---------

  NET CASH FLOW                                                                $   (522)             $303,432
                                                                               ---------             ---------

  CASH - END OF MONTH (including Restricted Cash and S/T Investments)          $460,477              $460,477
                                                                               ---------             ---------

  Restricted Cash (including Restricted Short-Term Investments)                $  7,430              $  7,430
                                                                               ---------             ---------
  Available Cash (including Short-Term Investments)                            $453,047              $453,047
                                                                               ---------             ---------


FORM MOR-3
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 06/01/02 to 06/30/02

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classified on the Debtors' balance sheet as "Restricted Cash".
------------------------------------------------------------------------------------------------------------------------------------
                                                 BANK ACCOUNTS
                                                     TOTAL


BALANCE PER BOOKS                                                     $ 460,477
                                                                      ----------

BANK BALANCE                                                            460,970
  Plus: Deposits in Transit                                                   -
  Less: Outstanding Checks                                                  493
  Other: Adjustment (Attach Explanation)                                      -
                                                                      ----------

BALANCE PER BOOKS                                                     $ 460,477
                                                                      ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                         At Home Corp. FundSweep     At Home Corp. Main     At Home Corp. A/R Media   At Home Corp.-Accounts Payable
                                Investment          Concentration Account      Receivables Account       Disbursements Accounts-AP
                             Bank of America           Bank of America          Bank of America              Bank of America
                           211-000005004731690          12330-34503              12338-34622                    87652-03155
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 37,914                    $   278                    $ -                         $    -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 37,914                    $   278                    $ -                         $    -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 37,914                    $   278                    $ -                         $    -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                         At Home Corp. Stock Admin.  At Home Corp. Payroll          iMall                         iMall
                            Receivables Account       Disbursements Acct.     Concentration Account         Receivables Account
                              Bank of America           Bank of America          Bank of America              Bank of America
                                12334-34624                12336-34623            14655-01571                   14653-01572
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ -                    $  2,823                   $ 152                            $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                      $ -                    $  2,900                   $ 152                            $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks                                     77
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ -                    $  2,823                   $ 152                            $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                 iMall, Inc.    Acct. Receivables Channel Sales          iMall                          iMall
                          Certificate of Deposit    Receivables Account        Disbursements Acct. Payroll       Receivables Account
                              Bank of America         Bank of America                Bank of America               Bank of America
                                14658-00303             12332-34625                  14657-01575                    14659-01574
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ 313                     $ -                          $ -                              $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                      $ 313                     $ -                          $ -                              $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ 313                     $ -                          $ -                              $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                           iMall                       Matchlogic Checking            Matchlogic Checking        Join Systems
                Disbursements Acct. Petty Cash  Receivables and Disbursements-AP Disbursements Acct. Payroll
                     Bank of America                       Barclays                       Barclays           Cupertino National Bank
                        14656-01509                       302-134-03                     307-19-706                  4101405
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  -                          $ 25                         $   -                        $ 22
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $  -                          $ 25                         $   -                        $ 22
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  -                          $ 25                         $   -                        $ 22
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                               Excite, Inc.              Classifieds 2000              At Home Corp.                  At Home
                            Receivables Account          Restricted Cash              Restricted Cash             Restricted Cash
                       Comerica (Frmly Imperial Bank)     Imperial Bank          Key Bank National Assoc.            Paymentech
                      1891571661 (FRMLY 0020-002-395)     4145-320-001               000479681014326                  819086
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ 126                      $ 251                        $ -                          $ 507
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                     $ 126                      $ 251                        $ -                          $ 507
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ 126                      $ 251                        $ -                          $ 507
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                          At Home Corp.        Excite@Home Canada, Inc.       Excite@Home Canada, Inc.          At Home Network Main
                       Receivables Account     Disbursements Account-AP   Disbursements Account-Petty Cash          Investments
                       Royal Bank of Canada      Royal Bank of Canada           Royal Bank of Canada            Salomon Smith Barney
                          06012-1025451             06012-1025402                   06012-1001098                 740-12102-11-025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 2                     $  115                            $ -                             $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ 2                     $  128                            $ -                             $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks                                 13
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 2                     $  115                            $ -                             $ -
------------------------------------------------------------------------------------------------------------------------------------


FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding

                                                      Page 5 of 12

                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 06/01/02 to 06/30/02

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classified on the Debtors' balance sheet as "Restricted Cash".

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       At Home Network Main    At Home Corp. Outside Stock     Excite, Inc. Stock Account        At Home Corporation
                           Investments                  Investments                   Investments                     Investment
                       Salomon Smith Barney        Salomon Smith Barney           Salomon Smith Barney           Silicon Valley Bank
                          449-3R26119025             449-24832-11-025               449-24163-10-025                  3300113199
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ -                      $ -                              $ -                            $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ -                      $ -                              $ -                            $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ -                      $ -                              $ -                            $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       At Home Corporation          Matchlogic Checking            Matchlogic Checking      Data Insight Checking
                       Receivables Account    Receivables and Disbursements-AP         Investment           Disbursments Acct. AP
                       Silicon Valley Bank          Silicon Valley Bank            Silicon Valley Bank       Silicon Valley Bank
                           3300113199                   3300060276                    3300060276                 3300229147
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 424                      $  186                            $ 9                       $ 42
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ 424                       $ 186                            $ 9                       $ 42
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 424                       $ 186                            $ 9                       $ 42
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                       At Home Corp.               At Home Corp.                At Home Corp.
                     Matchlogic Money Market        Spieker Property          State Board Equilization            GE Capital
                          Investments             Restricted Cash Account       Restricted Cash Account      Restricted Cash Account
                      Silicon Valley Bank          Silicon Valley Bank           Silicon Valley Bank          Silicon Valley Bank
                          3300082174                    8800012270                   8800013690                    8800017199
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $1,110                         $ 63                          $ 10                          $ 144
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $1,110                         $ 63                          $ 10                          $ 144
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $1,110                         $ 63                          $ 10                          $ 144
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                              At Home Corp.              At Home Corp.              At Home Corp.                At Home Corp.
                             Pacific Shores             Pacific Shores              Martin Campus                Martin Campus
                          Restricted Cash Account   Restricted Cash Account      Restricted Cash Account     Restricted Cash Account
                           Silicon Valley Bank       Silicon Valley Bank          Silicon Valley Bank          Silicon Valley Bank
                               8800052904                8800052905                   8800054404                    8800054405
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $  -                     $  -                          $  -                          $  -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                      $  -                     $  -                          $  -                          $  -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $  -                     $  -                          $  -                          $  -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                          At Home Corp.              At Home Corp.                At Home Corp.
                          At Home Corporation             Martin Campus              Martin Campus                Martin Campus
                    Accounts Receivable Subscriber    Restricted Cash Account    Restricted Cash Account     Restricted Cash Account
                            Bank of America             Silicon Valley Bank        Silicon Valley Bank         Silicon Valley Bank
                               81886-13012                  8800054406                 8800054407                   8800054441
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ -                         $  -                        $  -                          $  -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                     $ -                         $  -                        $  -                          $  -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ -                         $  -                        $  -                          $  -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                              At Home Corp.             At Home Corp.                At Home Corp.               At Home Corp.
                             Martin Campus               Patti Hart                Matthew C. Jones          Thomas J. Obenhuber
                         Restricted Cash Account    Restricted Cash Account     Restricted Cash Account     Restricted Cash Account
                           Silicon Valley Bank        Silicon Valley Bank         Silicon Valley Bank         Silicon Valley Bank
                              8800054452                 8800054809                   8800054875                   8800054876
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $  -                      $  -                        $   -                         $  -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                     $  -                      $  -                        $   -                         $  -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $  -                      $  -                        $   -                         $  -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                               At Home Corp.                                                                     Excite, Inc. dba
                            Christopher Hjelm             At Home Corporation         At Home Corporation        Classifieds 2000
                          Restricted Cash Accounts   Disbursements Account Payroll  Disbursements Account AP    Receivables Account
                            Silicon Valley Bank           Silicon Valley Bank            Mellon Bank             Wells Fargo Bank
                               8800054877                     3300016305                  069-1569                  009-8204456
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS               $  -                             $ 27                                                  $ 811
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                    $  -                             $ 27                                                  $ 811
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS               $  -                             $ 27                                                  $ 811
------------------------------------------------------------------------------------------------------------------------------------


FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding

                                                      Page 6 of 12

                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 06/01/02 to 06/30/02

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classified on the Debtors' balance sheet as "Restricted Cash".

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       Matchlogic Checking          Matchlogic Savings            Data Insight Checking            Classifieds 2000
                  Disbursements Account Payroll    Receivables Account        Disbursements Account Payroll      Receivables Account
                         Wells Fargo Bank            Wells Fargo Bank               Wells Fargo Bank               Wells Fargo Bank
                           182-808-0800                182-353-0795                   053-438-3583                   051-1052961
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 261                        $ 5,158                         $ 40                          $ 269
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ 261                        $ 5,158                         $ 40                          $ 269
  Plus: Deposits in Transit
  Less: Outstanding Checks       -
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 261                        $ 5,158                         $ 40                          $ 269
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                          Excite Spain         At Home Corporation            At Home Corporation              Data Insight
                           Liquidator           Equity Investments         Checking (Current) Account   Premium Money Market Account
                        Banco de Sabadell         Goldman Sachs              National Bank of Canada              US Bank
                     0081.0460.39.0001012009        026-25647-9                    07-916-20                  1-036-5518-6940
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 39                      $ -                           $ 9                             $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ 39                      $ -                           $ 9                             $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 39                      $ -                           $ 9                             $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       Data Insight                     Data Insight                At Home Corporation          Worldprints
               Premium Money Market313 Account  Premium Money Market339 Account         Investments        Business Checking Account
                          US Bank                          US Bank              Morgan Stanley Dean Witter     Wells Fargo Bank
                      1-036-5601-0313                  1-036-5601-0339                   14-78949                 1828105155
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ -                              $ -                           $ -                       $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ -                              $ -                           $ -                       $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ -                              $ -                           $ -                       $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                Data Insight First Capital Account     Excite Europe Ltd.               Enliven                 Excite SARL
                         Checking Account                                           Checking Account
                            US Bank                      Barclays Bank             Silicon Valley Bank         Barclays Bank
                         1-943-1380-7522                   20556548                   3300017706                37257910101
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                            $ 60                        $ 48                        $ 1
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ -                            $ 62                        $ 48                        $ 1
  Plus: Deposits in Transit
  Less: Outstanding Checks                                      2
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                            $ 60                        $ 48                        $ 1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                        Excite.DE            Excite Europe Ltd.              At Home Corporation             Excite Europe Ltd.
                                                                              Checking Account
                      Commerzbank AG           Barclays Bank                     Scotiabank                   Barclays Bank
                         3855400                 74124644                      80002-10153-11                    80782661
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ -                    $ 174                            $ 31                            $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $ -                    $ 174                            $ 31                            $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ -                    $ 174                            $ 31                            $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                        Excite Europe Ltd.           At Home Corporation           At Home Corporation         At Home Corporation
                                                Restricted Investment Account      Investment Account           Investment Account
                          Barclays Bank              Salomon Smith Barney         Salomon Smith Barney         Salomon Smith Barney
                            83701888                   449-3R289-17 025             449-3R290-14 025             449-3R302-10 025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  -                         $  -                         $    -                    $ 401,473
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 94                         $  -                         $    -                    $ 401,473
  Plus: Deposits in Transit
  Less: Outstanding Checks      94
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  -                         $  -                         $    -                    $ 401,473
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                   At Home Corporation            At Home Corporation         At Home Corporation
                        At Home Corporation            Restricted                     Restricted                    Restricted
                     AP Disbursements Account       Investment Account             Investment Account          Investment Account
                         Bank of America           Salomon Smith Barney           Salomon Smith Barney         Salomon Smith Barney
                            1233003450               449-3R334-12-025              449-3R342-12-025             449-3R343-11-025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $   752                     $ 1,018                      $ 2,752                   $ 2,520
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 1,059                     $ 1,018                      $ 2,752                   $ 2,520
  Plus: Deposits in Transit
  Less: Outstanding Checks        307
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $   752                     $ 1,018                      $ 2,752                   $ 2,520
------------------------------------------------------------------------------------------------------------------------------------



FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding

                                                       Page 7 of 12

                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                     Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 06/01/02 to 06/30/02

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classified on the Debtors' balance sheet as "Restricted Cash".

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                   At Home Corporation                                        At Home Corporation
                       At Home Corporation             Restricted                   At Home Corporation           Restricted
                         Investment Account         Investment Account              Investment Account        Investment Account
                       Salomon Smith Barney        Salomon Smith Barney            Salomon Smith Barney      Salomon Smith Barney
                         449-3R359-12-025            449-3R403-18-025                449-3R413-16-025          449-24832-11-025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $  -                        $  518                            $  -                      $  -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $  -                        $  518                            $  -                      $  -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                         $  518                            $  -                      $  -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------

                       At Home Corporation
                     Restricted Investment Account
                       Salomon Smith Barney
                         449-24163-10-025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -
------------------------------------------------------------------------------------------------------------------------------------




NOTE: The Debtors have not been able to obtain physical bank statements for several bank accounts as noted in previous Monthly Operating Reports. Bank and book balances for these accounts are based on information available to the Debtors and are subject to further revision. Bank statements for these accounts, when obtained, will be included with the then-current Monthly Operating Report. Bank statements for accounts with significant activity or balances will be included on a recurring basis with each Monthly Operating Report.





FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                       Case No. 01-32495-TC
Debtors.                                                                         Reporting Period: 06/01/02 to 06/30/02

                                                   AT HOME CORPORATION
                               POST PETITION ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE AGING
                                                       ($ IN 000s)
------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                      ---------------------------------------------------------------------------
                                         0 - 30             31 - 60               61 - 90             OVER 90         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Trade                $   1               $    2               $   -              $ 4,586         $ 4,589
------------------------------------------------------------------------------------------------------------------------------------
Other Accounts Payable                      -                    -                   -                    -               -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION ACCOUNTS PAYABLE     $   1               $    2               $   -              $ 4,586         $ 4,589
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                      ---------------------------------------------------------------------------
                                         0 - 30             31 - 60               61 - 90            OVER 90          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable                     $   -               $   -                 $  33              $ 23,218         $ 23,251
------------------------------------------------------------------------------------------------------------------------------------
Allowance for Doubtful Accounts             -                   -                    (8)              (23,023)         (23,031)
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)               $   -               $   -                 $  25              $    195         $    220
------------------------------------------------------------------------------------------------------------------------------------

NOTE: ACCOUNTS PAYABLE-TRADE EXCLUDES AMOUNTS FOR WHICH INVOICES HAVE NOT BEEN RECEIVED OR PROCESSED INTO THE ACCOUNTS PAYABLE LEDGER. SUCH AMOUNTS ARE ACCRUED AS A COMPONENT OF "RELATED PARTY LIABILITIES", "ACCRUED COMPENSATION AND RELATED EXPENSES" AND/OR "OTHER ACCRUED LIABILITIES" IN THE DEBTORS' BALANCE SHEET.












FORM MOR-5
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                       Case No. 01-32495-TC
Debtors.                                                                         Reporting Period: 06/01/02 to 06/30/02

                                                 AT HOME CORPORATION
                                      STATUS OF CONSOLIDATED POSTPETITION TAXES
                                                     ($ IN 000s)
------------------------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF DAYS PAST DUE
                          ------------------------------------------------------------------------------------
                               0 - 30               31 - 60              61 - 90              OVER 90                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
====================================================================================================================================
Income Tax Withholding                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                                                                                         -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                                                                                         -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment (FUTA)                                                                                                     -
------------------------------------------------------------------------------------------------------------------------------------
Income                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES         $ -                    $ -                  $ -                  $ -                   $ -
------------------------------------------------------------------------------------------------------------------------------------

STATE AND LOCAL
====================================================================================================================================
Income Tax Withholding                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment (UT)                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
Disability Insurance (DI)                                                                                               -
------------------------------------------------------------------------------------------------------------------------------------
Empl. Training Tax (ETT)                                                                                                -
------------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                                                   -
------------------------------------------------------------------------------------------------------------------------------------
Excise                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Real Property                                                                                                           -
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
Income                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Other:                           316                                                                                  316
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL       $ 316                  $ -                  $ -                  $ -                 $ 316
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                    $ 316                  $ -                  $ -                  $ -                 $ 316
------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Debtors have paid all employee-related taxes in the same reporting period as incurred.











FORM MOR-6
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                         Case No. 01-32495-TC
Debtors.                                                                           Reporting Period: 06/01/02 to 06/30/02

                                                    AT HOME CORPORATION
                                          PAYMENTS TO INSIDERS AND PROFESSIONALS
                                                        ($ IN 000s)
----------------------------------------------------------------------------------------------------------------------
                                                            INSIDERS (1)
----------------------------------------------------------------------------------------------------------------------
NAME                                POSITION                          TYPE OF PAYMENT                AMOUNT PAID
----------------------------------------------------------------------------------------------------------------------
None


----------------------------------------------------------------------------------------------------------------------
   TOTAL PAYMENT TO INSIDERS (1)                                                                       $  -
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                               PROFESSIONALS (2)
------------------------------------------------------------------------------------------------------------------------------------
                                    TYPE OF        DATE OF COURT ORDER      AMOUNT     AMOUNT PAID IN    REMAINING      TOTAL PAID
NAME                              PROFESSIONAL   AUTHORIZING PAYMENT (3)    ACCRUED     THIS PERIOD       ACCRUAL        TO DATE
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Conway, Del Genio Gries       Bondholders committee
  & Co., LLC (4)              financial advisor     June 3, 2002           $  263         $   100         $  163         $   714
------------------------------------------------------------------------------------------------------------------------------------
Crossroads LLC (5)            Unsecured creditors   May 22 &
                              financial advisor     June 28, 2002             197              12            185             750
------------------------------------------------------------------------------------------------------------------------------------
McNutt & Litteneker, LLP (5)  Unsecured creditors   May 30 &
                              counsel               June 28, 2002             643             184            459           1,025
------------------------------------------------------------------------------------------------------------------------------------
Nixon Peabody, LLP (5)        Unsecured creditors   May 29 &
                              counsel               June 28, 2002             144              37            107             163
------------------------------------------------------------------------------------------------------------------------------------
Pachulski, Stang, Ziehl,      Bondholders           May 17 &
 Young & Jones (5)            committee counsel     June 21, 2002             136              38             98             506
------------------------------------------------------------------------------------------------------------------------------------
Price WaterhouseCoopers       Debtors bankruptcy
 LLP (6)                      consultant            June 7, 2002              839             113            726           1,753
------------------------------------------------------------------------------------------------------------------------------------
Robert L. Berger
 & Associates, LLC (5)        Claims agent          October 23, 2001           20              20              -             328
------------------------------------------------------------------------------------------------------------------------------------
Weil, Gotshal & Manges,       Bondholders
 LLP (4)                      committee counsel     May 30, 2002              832             301            531           2,441
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PAYMENT TO PROFESSIONALS (2)                                         $3,074          $  805         $2,269         $ 7,680
------------------------------------------------------------------------------------------------------------------------------------

(1) Excludes ordinary course payments made to the Debtors' officers and directors such as normal wages and expense reimbursements. Also excludes any setoffs of liabilities with insiders to the extent no cash payments have been made.
(2) Excludes ordinary course professionals and professionals to whom the Debtors did not make a payment during the current reporting period.
(3) For those professionals that are required to file a fee application, the date represents the filing date of the monthly cover sheet application. Fees are paid if no objections are made within 10 days of the filing date.
(4) Accrued amounts include fees and expenses incurred through April 30, 2002, the most-recent date for which information is available.
(5) Accrued amounts include fees and expenses incurred through May 31, 2002, the most-recent date for which information is available.
(6) Accrued amounts include fees and expenses incurred through June 30, 2002, the most-recent date for which information is available.



FORM MOR-7
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corporation, a Delaware corporation, et al.,                                         Case No. 01-32495-TC
Debtors.                                                                           Reporting Period: 06/01/02 to 06/30/02

                                                   AT HOME CORPORATION
                                                   DEBTOR QUESTIONNAIRE
                                                       ($ IN 000s)

--------------------------------------------------------------------------------------------------------------------------
      MUST BE COMPLETED EACH MONTH                                                                  YES             NO
--------------------------------------------------------------------------------------------------------------------------
1     Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors?
      If yes, attach listing including date of payment, amount of payment and name of payee.        [ ]             [X]
-------------------------------------------------------------------------------------------     ----------      ----------
2     Have any payments been made to professionals?
      If yes, attach listing including date of payment, amount of payment and
      name of payee.                                                                                [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
3     If the answer is yes to 1 or 2, were all such payments approved by the court?                 [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
4     Have any payments been made to officers, insiders, shareholders, relatives?
      If yes, attach listing including date of payment, amount and reason for
      payment, and name of payee.                                                                   [ ]             [X]
-------------------------------------------------------------------------------------------     ----------      ----------
5     Is the estate insured for replacement cost of assets and for general liability?               [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
6     Are a plan and disclosure statement on file?                                                  [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
7     Was there any post-petition borrowing during this period?                                     [ ]             [X]
-------------------------------------------------------------------------------------------     ----------      ----------
8     Were there any post-petition taxes paid this period?                                          [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
9     Were the US Trustee Quarterly Fees paid?                                                      [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
10    Is filing current for post-petition tax reporting and tax returns?                            [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------

EXPLANATIONS:
--------------------------------------------------------------------------------

1. Pre-petition wages and related employee claims such as commissions, etc. of the Debtors' employees (excluding employees terminated prior to the bankruptcy filing) were authorized by the court for payment in full except for the payment or use of vacation balances accrued prior to the bankruptcy filing, which has been limited to 80 hours.

2.   See MOR-7 for listing of payments to insiders and professionals.

6. The revised Plan of Liquidation and Disclosure Statement were filed with the court on June 1, 2002 (modified on June 18, 2002).





INSURANCE
-------------------------------------------------------------------------------------------     ----------      ----------
1     Are workers compensation, general liability and other necessary insurance coverages           [X]             [ ]
      in effect?
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
2     Are all premium payments paid current?                                                        [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
3     Please provide explanation below.
-------------------------------------------------------------------------------------------


EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FORM MOR-8
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding